John Hancock Funds III

Supplement dated June 24, 2011

to the Prospectus dated July 1, 2010

U.S. Core Fund

The Board of Trustees of John Hancock Funds III (the “Trust”) has approved an Agreement and Plan of Reorganization providing for the reorganization of the U.S. Core Fund into the U.S. Equity Fund (formerly known as the US Multi Sector Fund), a series of John Hancock Funds II. The Fund will not accept orders from new investors to purchase shares of the Fund after July 8, 2011. Existing shareholders can continue to purchase shares. A meeting of the shareholders of the U.S. Core Fund has been scheduled on or about October 26, 2011 to seek approval of the reorganization.  Subject to regulatory and shareholder approval, the reorganization is scheduled to close shortly thereafter.